A R I S T O N
--------------------------------------------------------------------------------
Ariston Capital Management Corporation
40 Lake Bellevue Drive Suite 220
Bellevue, Washington 98005
Telephone (425) 454-1600
Fax (425) 455-2534

Dear Fellow Shareholders:

We are pleased to inform you that you have participated in the best performing year in Ariston's history. The Ariston Convertible Securities Fund finished the year as the number one convertible securities fund for both the fourth quarter and for all of 1999, according to Lipper Analytical Services. Listed below are the comparative, total return performance measurements for the periods ended December 31, 1999:

                                                                         4th Quarter         1 Year

Ariston Convertible Securities Fund                                        +67.46%           +94.61%
Lipper Convertible Fund Average                                            +20.52%           +31.14%
Standard & Poor's 500 Stock Index (unmanaged)                              +14.88%           +21.05%
Russell 2000 Stock Index (unmanaged)                                       +18.13%           +20.93%
Lehman Gov./Corp. Bond Index (unmanaged)                                     -0.41%           -2.16%

                                                                           3 Years           5 Years          10 Years
                                                                          Annualized       Annualized        Annualized

Ariston Convertible Securities Fund                                        +31.00%           +22.84%          +16.92%
Lipper Convertible Fund Average                                            +17.29%           +17.62%          +13.12%
Standard & Poor's 500 Stock Index (unmanaged)                              +27.56%           +28.54%          +18.20%
Russell 2000 Stock Index (unmanaged)                                       +12.98%           +16.62%          +13.38%
Lehman Gov./Corp. Bond Index (unmanaged)                                    +5.54%            +7.60%           +7.65%

                  Sources:  Lipper Analytical Services, Inc. & Wiesenberger, a Thomson Financial Company

                                        Russell
                         CNCGov/Corp     2000
                         -----------------------


    1989 1st Quarter
         2nd Quarter
         3rd Quarter
         4th Quarter      10,000 10,000  10,000
    1990 1st Quarter      10,083  9,886   9,779
         2nd Quarter      10,656 10,241  10,155
         3rd Quarter       9,192 10,302   7,663
         4th Quarter       9,662 10,827   8,049
    1991 1st Quarter      11,500 11,118  10,443
         2nd Quarter      11,866 11,285  10,281
         3rd Quarter      12,785 11,932  11,120
         4th Quarter      14,015 12,568  11,756
    1992 1st Quarter      13,821 12,380  12,638
         2nd Quarter      13,119 12,881  11,776
         3rd Quarter      14,065 13,511  12,113
         4th Quarter      15,812 13,521  13,922
    1993 1st Quarter      16,351 14,151  14,515
         2nd Quarter      15,272 14,577  14,831
         3rd Quarter      16,387 15,061  16,128
         4th Quarter      16,846 15,017  16,552
    1994 1st Quarter      16,236 14,544  16,111
         2nd Quarter      15,926 14,364  15,483
         3rd Quarter      16,604 14,435  16,558
         4th Quarter      17,066 14,489  16,250
    1995 1st Quarter      17,656 15,210  16,999
         2nd Quarter      17,946 16,198  18,592
         3rd Quarter      19,365 16,507  20,428
         4th Quarter      20,245 17,276  20,872
    1996 1st Quarter      21,342 16,872  21,936
         2nd Quarter      20,821 16,951  23,033
         3rd Quarter      21,846 17,250  23,111
         4th Quarter      21,234 17,777  24,313
    1997 1st Quarter      20,176 17,624  23,056
         2nd Quarter      22,245 18,266  26,793
         3rd Quarter      24,146 18,905  30,780
         4th Quarter      24,028 19,512  29,749
    1998 1st Quarter      26,051 19,809  32,739
         2nd Quarter      25,319 20,328  31,210
         3rd Quarter      21,258 21,334  24,924
         4th Quarter      24,532 21,364  28,990
    1999 1st Quarter      24,691 21,107  27,415
         2nd Quarter      28,987 20,877  31,678
         3rd Quarter      28,509 20,986  29,676
         4th Quarter      47,741 20,900  35,057




THIS GRAPH, PREPARED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND WITH A SIMILAR INVESTMENT IN THE UNMANAGED RUSSELL 2000 STOCK INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. RESULTS FOR THE FUND, THE RUSSELL 2000 STOCK INDEX AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN AT THEIR ORIGINAL COST. TOTAL RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

                                      AVERAGE ANNUAL STANDARD
                                       TOTAL RETURNS FOR THE

                                        YEAR ENDED 12/31/99

-------------------------------------------------------------------------
FUND/INDEX                 1 YEAR     5 YEAR                  10 YEAR
-------------------------------------------------------------------------
ARISTON CONVERTIBLE

SECURITIES FUND            94.61%     22.84%                  16.92%
-------------------------------------------------------------------------
LEHMAN GOV/CORP

BOND INDEX                 -2.16%     7.60%                   7.65%
-------------------------------------------------------------------------
RUSSELL 2000

STOCK INDEX                20.93%     16.62%                  13.38%
-------------------------------------------------------------------------


94.61%, 22.84% AND 16.92% ARE THE ONE, FIVE AND TEN YEAR AVERAGE ANNUAL STANDARD TOTAL RETURNS, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1999. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN AT ORIGINAL COST. TOTAL RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Most of the appreciation in our Fund was from mid-capitalized dynamic technology companies in ascendant industries with unique growth franchises. At the time of purchase, these companies' earnings growth rates were far superior to the S&P 500 Index, and their valuations were similar on trailing earnings, and cheaper on future earnings. As the companies developed their franchises, it became apparent to the market that some of the franchises are developing into new industry standards. This became crystal clear to the market in the fourth quarter as other money managers scrambled to purchase these companies. Positions in the biotechnology and retail sectors also contributed to portfolio appreciation.

We continue to seek out companies that are leaders in their industries and which exhibit solid, predictable earnings growth rates. Through the use of convertible securities, we can dampen some of the downside volatility associated with growth stock investing.

We appreciate your confidence, and we will continue to work hard for our Fund's investment success.

Sincerely,



Richard B. Russell
President
February, 2000


Ariston Convertible Securities Fund
Schedule of Investments - December 31, 1999



                                                                 Principal
CONVERTIBLE BONDS - 41.2%                                        Amount                     Value
Biotechnology - 6.6%
Chiron (Cetus) Corporation,
    5.25%, due 05/21/2002                                          $ 330,000                       $ 453,575
Genzyme General Corporation
   5.25%, due 06/01/2005                                             470,000                         601,012
                                                                                            -----------------
                                                                                            -----------------
                                                                                                   1,054,587
                                                                                            -----------------
                                                                                            -----------------
Computer Services / Data Processing - 3.5%
Automatic Data Processing Services, Inc.,
    0.00%, due 02/20/2012 (b)                                        400,000                         558,000
                                                                                            -----------------
                                                                                            -----------------

Computer Equipment - Storage - 3.9%
EMC (Data General), Corporation
   6.00% 5/15/2004                                                   450,000                         618,188
                                                                                            -----------------
                                                                                            -----------------

Computer Software / Network - 4.2%
Citrix Systems, Inc.
   0.00%, due 03/22/2019 (b)                                         750,000                         664,688
                                                                                            -----------------
                                                                                            -----------------

Computer Services - Enterprise - 6.4%
Veritas Software Corporation
   1.856%, due 8/13/2006                                             380,000                       1,024,575
                                                                                            -----------------
                                                                                            -----------------

Electronic Manufacturing Services - 3.3%
Sanmina Corporation
   4.25%, due 5/01/2004                                              400,000                         529,000
                                                                                            -----------------
                                                                                            -----------------

Pharmaceuticals - 3.4%
Elan (Athena Neurosciences), PLC
   4.75%, due 11/15/2004                                             535,000                         544,362
                                                                                            -----------------
                                                                                            -----------------

Semiconductors - 9.9%
Intel (Level One Communications), Corporation
   4.00%, due 09/01/2004                                             340,000                         920,975

Conexant Systems, Inc.,
   4.25%, due 5/01/2006                                              225,000                         665,438
                                                                                            -----------------
                                                                                            -----------------
                                                                                                   1,586,413
                                                                                            -----------------
                                                                                            -----------------

TOTAL CONVERTIBLE BONDS
   (Cost $4,135,533)                                                                               6,579,813
                                                                                            -----------------
                                                                                            -----------------


Ariston Convertible Securities Fund
Schedule of Investments - December 31, 1999 - continued

CONVERTIBLE PREFERRED STOCKS - 29.1%                                 Shares                         Value
Telecommunications Equipment - 25.6%
Loral Space & Communications, Inc. 6.00%                              10,300                         646,325
Qualcommm, Inc. 5.75%                                                  3,500                       3,440,378
                                                                                            -----------------
                                                                                            -----------------
                                                                                                   4,086,703
                                                                                            -----------------
                                                                                            -----------------

Telecommunications Services - 3.5%
Global Crossing Ltd. 6.375%                                            4,500                       $ 563,625
                                                                                            -----------------
                                                                                            -----------------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost $1,372,973)                                                                               4,650,328
                                                                                            -----------------
                                                                                            -----------------

COMMON STOCKS - 26.6%
Computer Software / Electronic Commerce - 2.1%
Sterling Commerce, Inc. (a)                                           10,000                       $ 340,000
                                                                                            -----------------
                                                                                            -----------------

Computer Software / Enterprise - 4.2%
Sterling Software, Inc. (a)                                           21,164                         666,666
                                                                                            -----------------
                                                                                            -----------------

Manufactured Housing - 3.0%
Clayton Homes, Inc.                                                   52,500                         482,344
                                                                                            -----------------
                                                                                            -----------------

Retail Stores / Building Products - 5.6%
Home Depot, Inc.                                                      13,018                         894,987
                                                                                            -----------------
                                                                                            -----------------

Semiconductors - 11.7%
Analog Devices Corporation (a)                                        20,000                       1,860,000
                                                                                            -----------------
                                                                                            -----------------

TOTAL COMMON STOCKS
   (Cost $944,985)                                                                                 4,243,997
                                                                                            -----------------
                                                                                            -----------------

                                                                    Principal
                                                                    Amount                         Value
                                                                  --------------            -----------------
                                                                  --------------            -----------------
Money Market Securities - 3.6%
Firstar Treasury Fund, 4.06% (c) (Cost $564,924)                   $ 564,924                         564,924
                                                                                            -----------------
                                                                                            -----------------


TOTAL INVESTMENT - 100.5%
   (Cost $7,018,415)                                                                              16,039,062
                                                                                            -----------------
                                                                                            -----------------
Other assets less liabilities - (0.5)%                                                               (79,142)
                                                                                            -----------------
                                                                                            -----------------

TOTAL NET ASSETS - 100.0%
  (equivalent to $25 per share
  on  shares outstanding)                                                                       $ 15,959,920
                                                                                            =================
                                                                                            =================

(a) Non-income producing
(b) Zero Coupon Bond
(c) Variable rate security; the coupon rate shown represents the rate at December 31, 1999


Ariston Convertible Securities Fund                                                   December 31,1999
Statement of Assets & Liabilities

Assets
Investment in securities (cost $7,018,415)                                                $ 16,039,062
Dividends receivable                                                                             4,613
Interest receivable                                                                             35,896
Receivable for fund shares sold                                                                    514
                                                                                     ------------------
   Total assets                                                                             16,080,085

Liabilities
Payable to custodian bank                                                  91,950
Accrued investment advisory fee payable                                    27,330
Other payables and accrued expenses                                           885
                                                                 -----------------
   Total liabilities                                                                           120,165
                                                                                     ------------------

 Net Assets                                                                               $ 15,959,920
                                                                                     ==================

Net Assets consist of:
Paid in capital                                                                              7,071,928
Accumulated undistributed net realized gain (loss) on investments                             (132,655)
Net unrealized appreciation on investments                                                   9,020,647
                                                                                     ------------------

Net Assets, for  638,522 shares                                                           $ 15,959,920
                                                                                     ==================

Net Asset Value

Net Assets
Offering price and redemption price per share ($15,959,920 / 638,522)                          $ 25.00
                                                                                     ==================



Ariston Convertible Securities Fund
Statement of Operations for the year ended December 31, 1999


Investment Income
Dividend income                                                                                 $ 57,707
Interest income                                                                                   93,407
                                                                                          ---------------
Total Income                                                                                     151,114


Expenses
Investment advisory fee                                                       $ 182,533
Registration fees                                                                 4,633
Transfer agent fees                                                               4,529
Pricing & bookkeeping fees                                                        4,281
Distribution fees                                                                 4,402
Trustee Fees                                                                      3,317
Shareholder reports                                                               1,318
Audit fees                                                                        1,154
Custodian fees                                                                      566
Legal fees                                                                          459
Miscellaneous                                                                     2,721
                                                                      ------------------
Total expenses before reimbursement                                             209,913
Reimbursed expenses                                                                (200)
                                                                      ------------------
Total operating expenses                                                                         209,713
                                                                                          ---------------
Net Investment Income (Loss)                                                                     (58,599)
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                    2,712,344
Change in net unrealized appreciation (depreciation)
   on investment securities                                                   5,198,325
                                                                      ------------------
Net gain on investment securities                                                              7,910,669
                                                                                          ---------------
                                                                                          ---------------
Net increase in net assets resulting from operations                                         $ 7,852,070
                                                                                          ===============

Ariston Convertible Securities Fund
Statement of Changes in Net Assets


                                                                                     Year                  Year
                                                                                    Ended                 Ended
                                                                                 December 31,          December 31,
                                                                                     1999                  1998
                                                                               -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                                                       $ (58,599)            $ (13,133)
   Net realized gain (loss) on investment securities                                  2,712,344              (271,514)
   Change in net unrealized appreciation (depreciation)                               5,198,325               358,692
                                                                               -----------------     -----------------
   Net increase in net assets resulting from operations                               7,852,070                74,045
Distributions to shareholders
   From net realized gain                                                            (2,573,485)              (21,464)
                                                                               -----------------     -----------------
Share Transactions
   Net proceeds from sale of shares                                                   3,785,062             2,959,165
   Shares issued in reinvestment of distributions                                     2,474,563                19,824
   Shares redeemed                                                                   (5,963,596)           (2,991,454)
                                                                               -----------------     -----------------
Net increase (decrease) in net assets resulting
   from share transactions                                                              296,029               (12,465)
                                                                               -----------------     -----------------
   Total increase (decrease) in net assets                                            5,574,614                40,116

Net Assets
   Beginning of period                                                               10,385,306            10,345,190
                                                                               -----------------     -----------------
   End of period [including accumulated undistributed net
      investment income (loss) of $0 and $0, respectively]                         $ 15,959,920          $ 10,385,306
                                                                               =================     =================




Ariston Convertible Securities Fund                                                                 Financial Highlights



                                                                         Years ended December 31,
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
                                                         1999          1998           1997          1996           1995
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
Selected Per Share Data
Net asset value, beginning of period                  $ 15.36       $ 15.08        $ 13.66       $ 13.66        $ 11.84
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                         (0.11)           --           0.11          0.11           0.15
   Net realized and unrealized gain (loss)
      on investments                                    14.49          0.31           1.68          0.55           2.04
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
Total from investment operations                        14.38          0.31           1.79          0.66           2.19
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------

Less distributions:
   Distributions from net investment income                --            --          (0.11)        (0.11)         (0.15)
   Distributions from net realized gains                (4.74)        (0.03)         (0.26)        (0.55)         (0.22)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
Total distributions                                     (4.74)        (0.03)         (0.37)        (0.66)         (0.37)
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
Net asset value, end of period                        $ 25.00       $ 15.36        $ 15.08       $ 13.66        $ 13.66
                                               =========================================================================
                                               =========================================================================

Total Return                                           94.61%         2.09%         13.16%         4.89%         18.63%

Ratios and Supplemental Data
Net assets, end of period (000)                       $15,960       $10,385        $10,345       $11,208        $11,641
Ratio of expenses to average net assets                 2.10%         2.32%          2.38%         2.39%          2.52%
Ratio of expenses to average net assets
   before reimbursement                                 2.10%         2.32%          2.38%         2.39%          2.52%
Ratio of net investment income to
   average net assets                                   (0.59)%       (0.13)%        0.79%         0.77%          1.24%
Ratio of net investment income to
   average net assets before reimbursement              (0.59)%       (0.13)%        0.79%         0.77%          1.24%
Portfolio turnover rate                                  32.89%        27.79%       30.47%        18.45%         11.23%


                       ARISTON CONVERTIBLE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

NOTE 1.  ORGANIZATION

     Ariston Convertible Securities Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on February 24, 1999. On April 30, 1999, the Fund acquired the assets and assumed the liabilities of Lexington Convertible Securities Fund (the "Predecessor Fund") in a tax-free reorganization. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is total return. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

The financial statements for the year ended December 31, 1999, represent activities for the year of the Predecessor Fund and the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at the mean between the last bid and ask price except when, in the Advisor's opinion, the last mean price does not accurately reflect the current value of the security. All other securities generally are valued at the mean between the last bid and ask price. When market quotations are not readily available, when the Advisor determines the mean price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by

                       ARISTON CONVERTIBLE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1999 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

OTHER- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Predecessor Fund retained Lexington Management Corporation ("LMC") to provide investment advice and in general conduct the management and investment program of the Fund under the supervision and control of the trustees of the Predecessor Fund before May 1, 1999. The Predecessor Fund paid an investment advisory fee to LMC at an annual rate of 1.00% of the Fund's average daily net assets. LMC also acted as administrator to the Predecessor Fund, performing certain administrative and internal accounting services. The Predecessor Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses. Lexington Funds Distributor, Inc. was the Predecessor Fund's distributor. For the period of January 1, 1999 through April 30, 1999, the Predecessor Fund was responsible for all operating expenses.

      In connection with providing investment advisory services, LMC had entered into a sub-advisory contract with the Ariston Capital Management Corporation ("Ariston"), under which Ariston provided the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC paid Ariston a

                       ARISTON CONVERTIBLE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1999 - CONTINUED

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.5% of the Fund's average daily assets in excess of $7 million.

      Effective May 1, 1999, the Fund now retains Ariston Capital Management Corporation (the "Advisor") to manage the Fund's investments. The Advisor was founded in 1977. Richard B. Russell, President and controlling shareholder of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

    Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee of 2.25% of the average daily net assets of the Fund, less the amount of its 12b-1 expenses and fees and expenses of non-interested person trustees. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended December 31, 1999, LMC and the Advisor received fees totaling $182,533 from the Predecessor Fund and the Fund. For the year ended December 31, 1999, the Advisor reimbursed expenses of $200.

     The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act (the "Distribution Plan"). Under the Distribution Plan, the Fund is authorized to pay a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class D Shares. For the year ended December 31, 1999, the Predecessor Fund and the Fund paid distribution fees of $4,402 for expenses related to the sale of Predecessor Fund and Fund shares.

    The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period May 1, 1999 to December 31, 1999, the Administrator received fees of $20,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended December 31, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                       ARISTON CONVERTIBLE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1999 - CONTINUED

NOTE 4.  SHARE TRANSACTIONS

     As of December 31, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at December 31, 1999 was $7,071,928.

Transactions in shares were as follows:


                                    YEAR ENDED                               YEAR ENDED
                                 DECEMBER 31, 1999                       DECEMBER 31, 1998

                            SHARES            DOLLARS              SHARES                DOLLARS

Shares sold                192,879          $3,785,062              191,038         $2,959,165
Shares issued in
 reinvestment              102,086          $2,474,563                1,486             19,824


 Shares Redeemed           (37,651)           $296,029               (9,952)          $(12,465)
                           ========           ========               =======          =========


NOTE 5.  INVESTMENTS

     For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $3,244,524 and $5,581,996 respectively. As of December 31, 1999, the gross unrealized appreciation for all securities totaled $9,058,186 and the gross unrealized depreciation for all securities totaled $37,539 for a net unrealized appreciation of $9,020,647. The aggregate cost of securities for federal income tax purposes at December 31, 1999 was $7,018,415.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       ARISTON CONVERTIBLE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1999 - CONTINUED

NOTE 7. MERGER INFORMATION

     On April 30, 1999, the Fund acquired the assets and assumed the liabilities of the Predecessor Fund. The acquisition, which was approved by the shareholders of the Predecessor Fund on April 26, 1999, was accomplished by an exchange of all of the shares of the Fund for all of the shares of the Predecessor Fund. Based on the opinion of Fund Counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders.

NOTE 8.  CHANGE OF INDEPENDENT ACCOUNTANTS

Effective April 26, 1999, the Fund selected the accounting firm McCurdy & Associates CPA's Inc. to serve as the Fund's independent certified public accountants for the fiscal year ended December 31, 1999 to fill a vacancy resulting from the Board of Trustees' decision not to retain KPMG LLP. (KPMG). KPMG had served as the Predecessor Fund' s independent certified public accountants for the Predecessor Fund's fiscal year ended December 31, 1998. KPMG's report on the financial statements of the Predecessor Fund for the fiscal year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the fiscal year ended December 31, 1998 through the date of their resignation.

The Fund represents that it had not consulted with McCurdy & Associates CPA's Inc. at any time prior to their engagement, with respect to the application of accounting principles to a specified transaction, either completed or proposed; of the type of audit opinion that might be rendered on the Fund's financial statements.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees

Ariston Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities of Ariston Convertible Securities Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for Ariston Convertible Securities for the period ended December 31, 1998 and the financial highlights for the four years then ended, were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ariston Convertible Securities Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000